Exhibit 10.22

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this “Amendment”) dated as of February 14, 2018 to the Credit Agreement referenced below is by and among Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Credit Agreement dated as of June 6, 2014 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).

2.	Amendments. The Credit Agreement is hereby amended as follows:

2.1    The definition of “Permitted Earn Out Obligations” in Section 1.01 is amended by adding the following language to the end of such definition to read as follows:

“; provided, that the Earn Out Obligation owing by Sterno Products LLC (“SPLLC”) pursuant to Section 2.6 the Stock Purchase Agreement by and among Rimports Inc., the Sellers identified therein, the Additional Knapp Parties identified therein and SPLLC dated as of January 23, 2018 shall not be required to be subordinated to the Intercompany Debt owing to Borrower by Sterno and its Subsidiaries.”
2.2    Section 7.03(e) is amended by (a) replacing clause “(ii)” with “(iii)” and (b) inserting a new clause (ii) before clause (iii) to read as follows :
(ii) deferred purchase price obligations of Clean Earth or its Subsidiary payable in annual installments in an aggregate amount not to exceed $21,504,000 incurred in connection with the acquisition by Clean Earth of Greater Washington, LLC of certain airspace from The Anderson Company or its designee; and

3.
Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:

3.1
Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of the Borrower, the Lenders constituting Required Lenders (including the Administrative Agent on behalf of each Lender holding a portion of the Term Loan that delivers a consent to this Amendment in a form acceptable to the Administrative Agent) and the Administrative Agent.

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has consented to this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date of this Amendment specifying its objection thereto.

4.
Reaffirmation. The Borrower acknowledges and reaffirms that (a) it is bound by all of the terms of the Loan Documents to which it is a party and (b) it is responsible for the observance and full performance of all Obligations, including, without limitation, the repayment of the Loans and reimbursement of any drawings on any Letter of Credit. Furthermore, the Borrower acknowledges and confirms that (a) the Administrative Agent, the Lenders and the L/C Issuers have performed fully all of their obligations under the Credit Agreement and the other Loan Documents and (b) by entering into this Amendment, the Administrative Agent, the Lenders and the L/C Issuers do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Borrower thereunder.

5.	Miscellaneous.

5.1    The Credit Agreement (as amended hereby) and the obligations of the Borrower thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent, any Lender or any L/C Issuer of any rights and remedies under the Loan Documents, at law or in equity.

5.2    The Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers as follows:

(a)    The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment and the execution and performance hereof by the Borrower do not conflict with the Borrower’s Organization Documents or any law, agreement or obligation by which the Borrower is bound.

(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

(d)    The representations and warranties of the Borrower contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of such earlier date.

(e)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

5.3    This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (such as by email in “pdf” or “tif” format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

5.4    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
a Delaware limited liability company

	By:	/s/ Ryan Faulkingham
	Name:	Ryan Faulkingham
	Title:	Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent on behalf of itself and on behalf of each approving Lender holding a portion of the Term Loan

	By:	/s/ Charlene Wright-Jones
	Name:	Charlene Wright-Jones
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Christopher T. Phelan
	Name:	Christopher T. Phelan
	Title:	Senior Vice President

SUNTRUST BANK

	By:	/s/ Johnetta Bush
	Name:	Johnetta Bush
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Jason Nadler
	Name:	Jason Nadler
	Title:	Managing Director

TD BANK USA, N.A.

	By:	/s/ William Chen
	Name:	William Chen
	Title:	Senior Vice President of TD Bank, N.A. as Servicing Agent for TD Bank USA, N.A.

MUFG UNION BANK, N.A.

	By:	/s/ Ravneet Mumick
	Name:	Ravneet Mumick
	Title:	Director

FIFTH THIRD BANK

	By:	/s/ Nick Jevic
	Name:	Nick Jevic
	Title:	Managing Director

CIBC BANK USA,
Formerly known as The PrivateBank and Trust Company,

By:	/s/ Sam L. Dendrinos
Name:	Sam L. Dendrinos
Title:	Managing Director

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ George G. Sims
Name:	George G. Sims
Title:	Senior Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ William D. Jentsch
Name:	William D. Jenstsch
Title:	Vice President

By:	/s/ Marla Levy
Name:	Marla Levy
Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Michael Privetz
Name:	Michael Privetz
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Steve Whitcomb
Name:	Steve Whitcomb
Title:	Senior Vice President